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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
CapRock Communications Corp.
(formerly IWL Holdings Corp.):

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                    Burds, Reed and Mercer, P.C.


Dallas, Texas
March 20, 2000